GOODWILL	12 Months Ended
Dec. 31, 2025
Schedule Of Changes In Goodwill
GOODWILL

NOTE 15 — GOODWILL

Changes in goodwill are as follows during the years ended December 31, 2025 and 2024:

Balance as of January 1, 2024	11,425,148
Less: Impairment	(2,996,248)
Less: Foreign currency translation	(90,353)
Balance as of December 31, 2024	$8,338,547
Less:Written off ESQ	(90,266)
Add:Goodwill on new acquisitions	42,291,197
Less:Impairment	(5,764,349)
Less:Foreign currency translation	17,406
Balance as of December 31, 2025	$44,792,535

Goodwill is allocated to the Company’s cash-generating units. The recoverable amounts of these cash- generating units have been determined based on value in use calculations. Other assumptions included in value in use calculations are closely linked to entity-specific key performance indicators.

Impairment

At the end of each year, the Company assesses whether there were events or changes in circumstances that would indicate that a cash-generating unit or group of cash-generating units were impaired. The Company considers external and internal factors, including overall financial performance and relevant entity-specific factors, as part of this assessment.

Goodwill was recognised in business combinations between 2022 and 2025, and is monitored at CGU level. In accordance with the accounting policy, goodwill is tested for impairment at least annually and whenever there are indicators of impairment. As part of this process, the Company performed an impairment assessment of its goodwill and other related assets as at December 31, 2025 and 2024. In testing for impairment, goodwill and other assets acquired in a business combination were allocated to the cash-generating units to which they related. As a result of impairment testing performed in December 31, 2025 and 2024, the Company determined an impairment loss of US$9.9 million (2024 - US$4.7 million), representing the difference between the recoverable amount and the carrying value of the CGU.

The impairment loss during the years ended December 31, 2025 and 2024 has been allocated as follows:

Goodwill - US$ 5.76 million (2024 - US$3 million) and

Intangible assets - US$4.1million (2024- US$1.8million)

The significant assumptions applied in the determination of the value in use amount as at December 31, 2025 and December 31, 2024 are as explained as follows.

Cash flows: Estimated cash flows were projected based on estimated operating results from internal sources as well as industry and market trends. Estimated cash flows are primarily driven by sales volumes, selling prices and operating costs. The forecasts are extended to a total of five years (and a terminal year thereafter) and were approved by the management. In 2025, we have used country specific tax rate in the cash flow projection model. In 2025, tax rate of 17%-28.00% was used in the cash flow projection model;

Terminal value growth rate: The terminal growth rate was based on historical and projected consumer price inflation, historical and projected economic indicators, and projected industry growth;

After-tax discount rate: The after-tax discount rate is reflective of the Group’s Weighted Average Cost of Capital (“WACC”). The WACC was estimated based on the risk-free rate, equity risk premium, beta adjustment to the equity risk premium based on a direct comparison approach, an unsystematic risk premium, and cost of debt based on corporate bond yields.

The key assumptions used are as follows.

Budgeted revenue growth rate - between 5% and 12%, depending on the CGU, and varying across the forecast years

Terminal value growth – 2%-3%

Discount rate – 11%-13.5%

The sensitivity analysis below has been determined based on reasonably possible changes of each significant assumption on the CGU at end of reporting year, assuming if all other assumptions were held constant.